Exhibit 10.44

CONSENT OF LANDLORD TO SUBLEASE

THIS CONSENT OF LANDLORD TO SUBLEASE (this “Consent”) is made as of January 20, 2023, among AMARIN PHARMA, INC., a Delaware corporation (“Sublessor”), ST SHARED SERVICES LLC, a New Jersey limited liability company (“Sublessee”), and LIBERTY DENVER WOOD LLC, a New Jersey limited liability company (“Landlord”).

WHEREAS, Sublessor is the tenant under the Lease made with Landlord (as successor-in- interest to 440 Route 22 LLC), dated February 15, 2019 (the “Lease”), regarding certain premises located at 440 US Highway 22, Bridgewater, New Jersey 08807, as more particularly described in the Lease (the “Premises”).

WHEREAS, pursuant to that certain Sublease Agreement dated as of January 20, 2023, between Sublessor and Sublessee (the “Sublease”) attached hereto and made a part hereof as Exhibit A, Sublessor desires to sublease, and Sublessee desires to sublet, a portion of the Premises from Sublessor, which portion (the “Subleased Premises”) contains approximately 50,000 rentable square feet.

WHEREAS, Landlord hereby consents to the act of subletting of the Subleased Premises to Sublessee (not to the terms and conditions of the Sublease) in accordance with, and subject to:

(i) the terms and conditions set forth in the Sublease; (ii) compliance with the terms set forth in the Lease; and (iii) subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the Premises and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.
The foregoing recitals are hereby incorporated in this First Amendment and made a part hereof by reference. All capitalized terms used herein but undefined shall have the meaning as defined in the Lease.

2.

(a)
Notwithstanding anything contained in the Sublease to the contrary, Landlord’s granting of the within consent shall not be deemed a waiver of Landlord’s rights under Article 17 of the Lease to consent to or approve (a) any further or additional subletting(s) of the Premises or of the Subleased Premises or any portions thereof by Sublessor, Sublessee or any person or entity claiming by, through or under Sublessor or Sublessee, (b) any assignment or amendment of the Lease or the Sublease, or (c) any modifications, alterations or changes to the Premises. Except in connection with a Permitted Transfer, Sublessor and Sublessee hereby agree that without Landlord’s prior written consent in each instance (which consent may not be unreasonably withheld, conditioned or delayed), Sublessee shall not assign or encumber the Sublease, or further sublet all or any portion of the Subleased Premises, or otherwise suffer or permit the Subleased Premises, or any part thereof, to be used or occupied by others. Any person or legal representative of Sublessor and/or Sublessee, to whom Sublessor’s and/or Sublessee’s, as the case may be, interest under the Sublease passes by operation of law, or otherwise, shall be bound by the provisions of this Consent. As used in this Paragraph the word “control,” (including the derivations of the word “control,” such as “controlling”, “controlled by” or “under common control with” or words of like import) shall mean: (i) ownership of more than 50% of the outstanding voting capital stock of a corporation or more than 50% of the beneficial interests of any other entity or (ii) the ability effectively to control or direct the business decisions of such corporation or entity; and

(b)
Without waiving Landlord’s right to consent to an assignment of the Sublease by Sublessee or to the further subletting by Sublessee of the Subleased Premises (or portions thereof), if the interest of Sublessee in the Sublease is assigned (as defined in the Lease), or if Sublessee further sublets the Subleased Premises or any portion thereof (as defined in the Lease), Sublessor shall pay to Landlord, as additional rent under the Lease, the amounts described in Section 17.08 of the Lease to the extent received by Sublessor from Sublessee in connection with any such assignments or sublettings contemplated under Article 17 of the Lease, within ten (10) days after Sublessor’s receipt of such amounts from time to time in accordance with and as further described in Section 17.08 of the Lease.

3.
Nothing contained in this Consent or in the Sublease shall be construed to modify, waive, impair or affect any of the provisions, covenants, terms or conditions contained in the Lease, or to waive any breach thereof, or any rights of Landlord against any person, firm, association, company or corporation liable or responsible for the performance thereof, or to enlarge or increase Landlord’s obligations or liabilities under the Lease at law or in equity, or to expand or increase any of Sublessor’s rights under the Lease, and all provisions, covenants, agreements terms and conditions of the Lease are hereby declared to be in full force and effect, and by execution of this Consent, as of the effective date of said Consent, Sublessor confirms such and that to Sublessor’s knowledge that Landlord has performed its obligations thereunder without default.

4.
No alterations, improvements or additions to the Subleased Premises, or any portion thereof, shall be made by or on behalf of Sublessor or Sublessee except in accordance with the provisions of the Lease, notwithstanding anything contained in the Sublease which may be deemed to the contrary. Nothing contained in this Consent or otherwise shall be deemed a waiver by Landlord of Sublessor’s removal and restoration obligations under the Lease with respect to alterations and improvements installed or otherwise made in or to the Premises or other portions of the Building by or on behalf of Sublessor (or any person or entity, including, without limitation, Sublessee, claiming by, through or under Sublessor).

5.
Nothing contained in this Consent or in the Sublease, nor any amendment or modification of the Sublease (whether made with or without Landlord’s consent), shall be deemed to constitute a release of Sublessor from any of its obligations as tenant under the Lease, and Sublessor shall remain fully liable for the performance of all of its obligations as tenant under the Lease, and shall be fully responsible for all the acts and omissions of Sublessee or anyone claiming by, under or through Sublessor or Sublessee that shall be a violation of, or default under, any of the obligations or liabilities of tenant under the Lease, provided that nothing stated herein shall operate to limit or negate any indemnification obligation of Sublessee to Sublessor under the Sublease. Both Sublessor and Sublessee shall be and continue to be jointly and severally liable for all unpaid bills rendered by Landlord for charges incurred or imposed for services rendered and material supplied to the Subleased Premises, during the term of the Sublease, by Landlord whether requested by Sublessor on Sublessee’s behalf and/or Sublessee. The execution of this Consent by Sublessee and any acceptance by Landlord of any base rent or additional rent under the Lease directly from Sublessee shall not be deemed to create privity of title or contract but an election of mitigation of Sublessor’s obligations as tenant and shall be deemed received on behalf of Sublessor as tenant under the Lease and shall be credited against Sublessor’s obligation as tenant to pay the full amount of such Base Rent and Additional Rent, provided, however, that nothing contained in this Consent or in the Lease or otherwise shall require Landlord to accept from Sublessee any such Base Rent and Additional Rent.

6.
The Sublease shall be subject and subordinate at all times to the Lease, to all of the terms, covenants, conditions, provisions and agreements (collectively, “Provisions”) contained therein (notwithstanding anything contained in the Sublease which may be deemed to the contrary), and to all instruments, agreements and other matters to which the Lease is or shall be subject and subordinate, and to any renewals, extensions, modifications or replacements of any of the foregoing. Sublessee shall not do any act or thing which violates, or is a default under, the Lease. Any breach or violation of any Provision of the Lease by Sublessee shall be deemed to be and shall constitute a default by Sublessor in fulfilling such Provisions and, in such event, Landlord shall have all of the rights, powers and remedies provided in the Lease or at law or in equity or by state or otherwise with respect to defaults. In the event the Lease expires or terminates for any reason or in the event of re-entry or dispossess by Landlord under the Lease, then, notwithstanding anything contained in the Sublease which may be deemed to the contrary, provided that Sublessee is not then in default under the Sublease, upon the termination of Lease, the Sublease shall automatically become a direct lease between Landlord and Sublessee, and Sublessee shall attorn to Landlord pursuant to the then executory provisions of the Sublease, except that (i) the annual Fixed Rent under the Sublease shall be increased for the balance of the Term to the annual Base Rent per square foot under the Lease (by way of example, if the Sublease becomes a direct lease with Landlord during the last six months of the Term, then the Fixed Annual Rent would be increased from $25.50 per RSF to $30.50 per RSF, resulting in the Monthly Fixed Rent for such period being increased from $106,250.00 to $127,083.33), and (ii) the Landlord shall not be (except as otherwise provided below):

(a)
liable for any previous act or omission of Sublessor under the Sublease;

(b)
subject to any credits, offsets, claims, counterclaims, demands or defenses which Sublessee may have against Sublessor, except for a claim or defense that Sublessee paid the Base Rent, Additional Rent, or other charges payable under the Sublease in accordance with the provisions thereof (excluding any prepayment of more than one month’s such rent, additional rent or other charges);

(c)
bound by any previous modification of the Sublease or by any previous prepayment of more than one month’s rent or other Additional Rent (notwithstanding anything contained in subsection (b) above to the contrary), unless such modification or prepayment shall have been expressly approved in writing by Landlord, Sublessor and Sublessee hereby agreeing that Landlord has not approved any prepayment of Rental;

(d)
bound by any covenant to undertake or complete any construction of the Subleased Premises or any portion thereof or to perform any other work that Sublessor is obligated to perform (except to the extent Landlord is expressly obligated to undertake or complete such construction or to perform any other work under the terms of the Lease) or to pay for or reimburse Sublessee for any costs incurred in connection with any construction or work, Sublessor and Sublessee hereby agreeing that Landlord is not in this Consent approving, nor has Landlord heretofore approved, the performance of any work on behalf of Sublessee or with respect to the Subleased Premises unless expressly contained in a fully executed agreement among Landlord, Sublessor and Sublessee;

(e)
required to account for any security deposit of Sublessee other than any security deposit actually received by Landlord, notwithstanding anything contained in subsection

(b) above to the contrary;

(f)
liable for the obligations of Sublessor under the Sublease for any period of time other than such period as Landlord holds such interest;

(g)
subject to the provisions of subsection (e) above, responsible for any monies owing by Sublessor to the credit of Sublessee;

(h)
bound by any obligation to make any payment to Sublessee or grant or be subject to any credits arising prior to the date on which such takeover and attornment became effective;

(i)
bound by any obligation to provide any service or furnish any utility that Landlord is not obligated to provide or furnish under the Lease;

(j)
bound by any Base Rent and Additional Rent payable by Sublessee under the Sublease prior to acceptance of Sublessee as a direct tenant under the terms of the Sublease upon recognition of Sublessee and Sublessee’s attornment as required hereby; and

(k)
bound by any limitations on Sublessee’s obligation to restore the Premises, but rather Sublessee shall be liable for all restoration obligations set forth under the Lease.

7.
At a minimum, and in addition to Sublessor’s insurance obligations under the Lease, Sublessee shall maintain all insurance coverage in forms and manner that Sublessor is required to maintain under the Lease. In addition, all insurance maintained (or required to be maintained) by Sublessee for the benefit of Sublessor shall also be maintained for the benefit of Landlord. Landlord (and all other persons and entities designated by Landlord) shall be named as an additional insured on all insurance policies maintained by Sublessee with respect to the Subleased Premises and the Sublease, and copies of all insurance certificates evidencing such insurance shall be in form and substance reasonably acceptable to Landlord, delivered to Landlord prior to the commencement of the term of the Sublease, from time to time thereafter, within five

(5) days after Landlord’s request therefor, and within ten (10) days after any of the insurance coverage maintained by or on behalf of Sublessee is renewed, extended or modified. Sublessee shall cause to be included in each of its property insurance policies (including business interruption) a waiver of the insurer’s right of subrogation against Landlord and Sublessor, and Sublessee hereby releases Landlord and Sublessor from any claim (including a claim for negligence) which Sublessee might otherwise have for loss, damage or destruction to Sublessee’s property (including business interruption) to the extent to which such loss, damage or destruction is insured by Sublessee or would have been required to be insured by Sublessee if Sublessee were the tenant under the Lease. Landlord shall cause its managing agent to include a waiver of insurer’s right of subrogation as against Sublessee.

8.

(a)
The term of the Sublease shall end no later than one day prior to the last day of the term of the Lease, and Sublessee shall have no right or option to renew or extend the term of the Lease; and

(b)
Except to the extent Sublessee is permitted to remain in occupancy of the Subleased Premises pursuant to Paragraph 5 above, Sublessee’s failure to vacate and surrender the Subleased Premises in accordance with the applicable provisions of the Lease on or before the last day of the term of the Lease shall be deemed Sublessor’s failure to vacate and surrender the entire Premises, entitling Landlord to exercise and enforce against Sublessee any and all of its rights and remedies under the Lease, at law and in equity. In addition, subject to the provisions of Section 3 of this Consent, if Sublessee fails to vacate and surrender the Subleased Premises in accordance with the applicable provisions of the Lease on or before the last day of the term of the Lease, Sublessee agrees that it will not seek, and it expressly waives any right to seek, any stay of prosecution of, or the execution of any judgment awarded in, any action by Landlord to recover possession of the Premises or any part thereof and Sublessee shall indemnify, defend and hold harmless Landlord from any reasonable costs or damages resulting from the breach hereof or the enforcement by Landlord of the terms of this Consent or the Lease, including reasonable legal fees and all related court costs and experts fees. Subject to the provisions of Section 6 of this Consent, nothing contained in this Paragraph 7(b) shall be deemed to give Sublessee the right to remain in possession or occupancy of any portion of the Subleased Premises beyond the last day of the term of the Sublease.

9.
Landlord’s obligations to Sublessor are governed only by the Lease and this Consent. Landlord shall be deemed not to have any obligations directly to Sublessee and shall have no obligations to Sublessee under the Lease, Sublease or this Consent and there shall be deemed to be no privity of contract or estate created between Landlord and Sublessee in fact or inferred from this Consent; provided, however that (a) Sublessee may deal directly with Landlord (and/or the manager of the Building) with respect to requesting overtime services and other services provided by or through Landlord, and (b) Landlord agrees that Sublessee shall have the right to directly enforce the rights of the Sublessor as Tenant under the Lease and the obligations of Landlord under the Lease with respect to the Subleased Premises. Notwithstanding the fact that a copy of the Sublease has been delivered to Landlord for its information and is annexed hereto, Sublessor and Sublessee acknowledge and agree that Landlord is not a party thereto and is not bound by any of its provisions and is approving the act of the subleasing and not the contents of the Sublease document or terms thereof. Nothing contained in this Consent shall be construed as a consent to, or approval or ratification by Landlord of, any of the particular provisions of the Sublease or as a representation, certification or warranty by or of Landlord. Except as expressly provided in this Consent, neither the acceptance by Landlord of any Base Rent or Additional Rent or other charges or sums under the Lease or Sublease from Sublessee, nor Sublessee’s execution of this Consent, nor anything else contained in the Sublease or in this Consent, nor any other act or deed, shall create or be deemed to have created any privity of estate or privity of contract between Landlord and Sublessee. Landlord shall be deemed to be a third-party beneficiary of Sublessee’s obligations and liabilities under this Consent. (For the purposes of illustration and not limitation, if Sublessee requests that Landlord provide any building service for which Landlord imposes a separate charge, and if such service is provided by Landlord from time to time, Sublessee and Sublessor shall remain primarily liable for payment of such charges pursuant to the terms of the Lease, provided that nothing stated herein shall operate to limit or negate any payment obligation of Sublessee to Sublessor under the Sublease).

10.
The failure on the part of Sublessor or Sublessee to observe, perform or comply with any of the terms, covenants or conditions in this Consent on their respective parts to observe, perform or comply with, or any representation or warranty of Sublessor or Sublessee in this Consent being are false, incorrect or misleading, in any material respect, or any action taken by Sublessee which would constitute a default under the Lease, shall be a default by Sublessor under the Lease, entitling Landlord to exercise any or all of its rights and remedies thereunder, at law and in equity.

11.
Sublessor and Sublessee jointly and severally shall indemnify and hold Landlord harmless from and against all costs, expenses, commissions, fees, compensation and damages paid or incurred by Landlord (including, without limitation, all legal, litigation and courts costs, expenses and disbursements for which Landlord is liable) arising under or out of, or in connection with, or resulting from (a) any and all claims, actions or proceedings made or brought by any brokers (including, without any limitation, Jones Lang LaSalle Brokerage, Inc.), finders or consultants with whom Sublessor or Sublessee has dealt, or is claimed to have dealt, in connection with this Consent, the Sublease or the subletting of any portion of the Premises to Sublessee, and/or

(b) any dispute between Sublessor and Sublessee regarding this Consent, the Lease, the Subleased Premises and/or the Sublease, only to the extent said dispute does not arise out of the gross negligence, willful misconduct or intentional or bad faith breach of a term or provision of the Lease by Landlord.

12.

(a)
Sublessor and Sublessee represent and warrant that: (i) no Base Rent, Additional Rent or other consideration of any kind (directly or indirectly) has been paid, is being paid or is payable to, or at the direction of, Sublessor or any person or entity which is affiliated or related to Sublessor, by, or on behalf of, or any person or entity which is affiliated or related to Sublessee, directly or indirectly in respect of the Sublease or for the right to use or occupy the Subleased Premises or for the use, sale or rental of fixtures, leasehold improvements, equipment, furniture or other personal property, except as expressly set forth in the Sublease, and (ii) the copy of the Sublease attached to this Consent is a complete, true and correct copy thereof and there are no other agreements or understandings (oral or written) relating to the subletting of the Subleased Premises by Sublessor to Sublessee, including, without limitation, any agreements or understandings relating to the payment of any rent, additional rental or other consideration of any kind (directly or indirectly) to, or at the direction of, Sublessor or any person or entity which is affiliated or related to Sublessor, by, or on behalf of, or any person or entity which is affiliated or related to Sublessee. For the purposes of illustration and not limitation, the full or partial release by Sublessee of an obligation owed by Sublessor would be deemed a payment by Sublessee to Sublessor; and

(b)
Neither Sublessor nor Sublessee shall change, modify, amend, cancel or terminate the Sublease or enter into any additional agreements relating to or affecting the use or occupancy of the Subleased Premises or any other portion of the Premises or the use, sale or rental of fixtures, or leasehold improvements, without first notifying Landlord in writing, and neither Sublessor nor Sublessee shall change, modify or amend the Sublease in any material manner or enter into any additional material agreements relating to or affecting the use or occupancy of the Subleased

Premises or any other portion of the Premises or the use, sale or rental of fixtures, or leasehold improvements, or enter into any agreement renewing or extending the term of the Sublease, without first obtaining Landlord’s prior written consent thereto, which consent shall be granted or denied in accordance with, and subject to, the applicable provisions of the Lease, as if the modification, amendment or agreement in question had been a part of the original Sublease. Notwithstanding the foregoing, Sublessor and Sublessee shall have the right, upon prior written notice to Landlord, to terminate or cancel the Sublease, without prior consent of Landlord, but any such termination or cancellation shall not release or relieve Sublessor from any of its obligations or liabilities under the Lease or this Consent, and any such termination or cancellation shall not release or relieve Sublessee from any of its obligations or liabilities under this Consent.

(c)
Sublessor warrants and represents to Landlord that:

(i)
The Lease is in full force and effect; to Sublessor’s actual knowledge no default exists on the part of Landlord under the Lease; Sublessor has neither received nor given any notice of default thereunder which continues at the date hereof; Sublessor has no actual knowledge of the existence of any condition which constitutes a default under the Lease or which, with the giving of notice or the passage of time, or both, would constitute a default under the Lease; Sublessor has no actual knowledge of any defense or counterclaim to the enforcement of the Lease; and to Sublessor’s actual knowledge, Sublessor is not entitled to any reduction, offset or abatement of the rents payable under the Lease;

(ii)
Sublessor is the present tenant under the Lease, has a valid and subsisting leasehold estate to the Premises under the Lease;

(iii)
Neither Sublessor nor any Sublessor Entity (as hereinafter defined) has introduced hazardous substances in or to the Premises in violation of the Lease other than customary and typical office cleaning products;

(iv)
Sublessor has not committed, permitted or suffered, and shall not commit, permit or suffer, any act or deed whereby the Premises (or any portion(s) thereof), the Lease, or the security deposited thereunder, have been, or may be, or will be, pledged, hypothecated, encumbered, assigned, conveyed or otherwise transferred, except as set forth in this Consent or in accordance with the Lease;

(v)
To Sublessor’s knowledge, there are no liens, security interests, chattel mortgages or other encumbrances against the Premises, the Building, Landlord, or any interest in the Premises, the Building or Landlord, created by, or otherwise directly or indirectly resulting from, the act or omission of Sublessor or of any person or entity claiming by, through and under Sublessor, including subtenants, licensees and concessionaires of any portion of the Premises, and the employees, invitees, agents and contractors of Sublessor or of any such subtenants, licensees or concessionaires (any such person or entity being herein referred to as a “Sublessor Entity”);

(vi)
Other than Sublessor’s agreement to sublease the Premises to Sublessee, Sublessor has not sublet, underlet, assigned, pledged, encumbered or otherwise transferred any present or future possessory, use or occupancy right in or to all or any portions of the Lease or the Premises;

(vii)
Sublessor is not insolvent and has not filed a voluntary petition under any bankruptcy or insolvency law and no involuntary petition under any bankruptcy or insolvency law has been filed against Sublessor; and

(viii)
All work hereto performed by or on behalf of Sublessor and all Sublessor Entities in or to any portion of the Premises or any other portion of the Building has been paid for in full and there are no liens outstanding in respect thereof.

13.
Sublessor and Sublessee each hereby separately represent and warrant to Landlord as to itself, but not the other, that:

(a)
it is not acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order or the United State Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by the Office of Foreign Assets Control;

(b)
it is not engaged in this transaction, directly or indirectly on behalf of, or instigating or facilitating this transaction, directly or indirectly on behalf of, any such person, group, entity, or nation; and

(c)
neither Sublessor nor Sublessee nor any person, group, entity or nation who owns any direct or indirect beneficial interest in Sublessor or Sublessee or any of them is in violation of any anti-money laundering or anti-terrorism statute, including, without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, U.S. Public Law 107-56 (commonly known as the USA PATRIOT Act) and the related regulations issued thereunder, including, without limitation, temporary regulations, all as amended from time to time.

Sublessor and Sublessee each hereby agree to defend, indemnify, and hold harmless Landlord and its respective partners, lenders, shareholders, directors, officers, agents and employees from and against any and all claims, damages, losses, liabilities and expenses (including reasonable attorney’s fees and costs) arising from or related to any breach by it of its own representations contained in this Paragraph 14.

14.
The Subleased Premises and each part thereof shall be occupied and used by Sublessee solely for general, executive and administrative offices and for no other purpose, and such use and occupancy shall be conducted in accordance with all applicable provisions of the Lease. Neither Sublessor nor Sublessee shall use or permit the use of the Subleased Premises or any part thereof for any purpose which is inconsistent with the first-class character of the Building, and neither Sublessor nor Sublessee shall suffer or permit the Subleased Premises or any part thereof to be used in any manner, or permit anything to be done therein or suffer or permit anything to be brought into or kept in the Subleased Premises or any part thereof, which creates excessive elevator use, exceeds the floor loads for which the Building was designed, materially impairs or interferes with any of the Building operations or the proper and economic operation of the Building systems, cleaning or other servicing of the Building (other than to a de minimis extent), interferes with the use of the other areas of the Building by any other tenants, or impairs the appearance of the Building. Neither Sublessor nor Sublessee shall install or permit to be installed in the Subleased Premises or any part thereof any electrical or other similar or dissimilar equipment of any kind which, in the reasonable judgment of Landlord, might foreseeably cause any such interference or impairment.

15.
Landlord’s granting of the within consent is conditioned upon (a) the delivery to Landlord of a fully executed counterpart of the Sublease between Sublessor and Sublessee, (b) the payment by Sublessor to Landlord of any amounts payable under Section 17.08 of the Lease, if applicable, and (c) the payment by Sublessor of said counsel’s reasonable legal fee and disbursements and all other reasonable costs, fees and expenses paid or incurred by Landlord in connection with this Consent and/or the Sublease review as set forth in Section 17.07 of the Lease; which amounts hereinabove reflected in (b) through (c) shall be deemed to be Additional Rent under the Lease and shall be paid to Landlord upon Sublessor’s execution of this Consent.

16.
Notwithstanding anything contained in the Lease or Sublease to the contrary, as it relates to Sublessee, Section 13.01 of the Lease shall not apply. Landlord agrees, at its expense, place identification for Sublessee in the internal building directories, if any. Subject to Landlord’s prior written consent, not to be unreasonably withheld, Sublessee, at its own expense, shall have the right to install a sign identifying Sublessee at the entrance to the Subleased Premises. Sublessee shall not otherwise have the right to install any signage at the Subleased Premises or at the Building without first obtaining Landlord’s prior written consent, which may be withheld in Landlord’s sole discretion. Sublessee shall maintain all signs installed by Sublessee in good condition and in compliance with all applicable Laws and the Building’s Rules and Regulations. Sublessee shall remove its signs at the termination of the Sublease, shall repair any resulting damage, and shall restore the Property to its condition existing prior to the installation of Sublessee’s signs. Nothing herein shall affect Sublessor’s rights under Section 13.01 as Tenant and such rights shall remain in full force and effect.

17.
Notwithstanding anything contained in the Lease or Sublease to the contrary, as it relates to Sublessee, Section 22.04 of the Lease shall be modified to reflect that all Landlord’s reasonable out-of-pocket costs associated with providing Sublessee subordination non-disturbance and attornment agreements shall be paid by Sublessee to Landlord within fifteen (15) days after Landlord’s request.

18.

(a)
This Consent constitutes the entire agreement between the parties with respect to the subject matter hereof, and all understandings and agreements heretofore or simultaneously had between the parties are merged in and are contained in this Consent.

(b)
Sublessor and Sublessee each separately represent and warrant that it has not relied upon any representation or warranty of Landlord (or any of Landlord’s agents or employees), express or implied, in entering into this Consent.

(c)
This Consent shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to agreements made and to be performed in that State.

(d)
This Consent may not be changed orally, and shall be binding upon and inure to the benefit of the parties to it, their respective successors and assigns. If any provision of this Consent, or its application to any situation, shall be invalid or unenforceable to any extent, the remainder of this Consent, or the application thereof to situations other than that as to which it is invalid or unenforceable, shall not be affected thereby, and every provision of this Consent shall be valid and enforceable to the fullest extent permitted by law.

(e)
This Consent shall be construed without regard to any presumption or other rule requiring construction against the party causing this Consent to be drafted. In the event of any action, suit, arbitration, dispute or proceeding affecting the terms of this Consent, no weight shall be given to any deletions or striking out of any of the terms of this Consent contained in any draft of this Consent and no such deletion or strike out shall be entered into evidence in any such action, suit, arbitration, dispute or proceeding nor given any weight therein.

(f)
If there shall be any conflict or inconsistency between the terms, covenants and conditions of this Consent or the Lease and the Sublease, then the terms, covenants and conditions of this Consent or the Lease shall prevail. If there shall be any conflict or inconsistency between this Consent and the Lease, this Consent will control.

(g)
Each right and remedy of Landlord provided for in this Consent or in the Lease shall be cumulative and shall be in addition to every other right and remedy provided for therein or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies so provided for or existing shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies so provided for or so existing.

(h)
TO THE EXTENT THAT LANDLORD HAS ANY LIABILITY UNDER THIS CONSENT, SUCH LIABILITY SHALL BE LIMITED TO LANDLORD’S ESTATE AND PROPERTY INTEREST IN THE BUILDING ONLY, AND NO OTHER PROPERTY OR ASSETS OF LANDLORD OR ANY PARTNER, MEMBER, OFFICER OR DIRECTOR THEREOF, DISCLOSED OR UNDISCLOSED SHALL BE SUBJECT TO LEVY, EXECUTION OR OTHER ENFORCEMENT PROCEDURE FOR THE SATISFACTION OF ANY REMEDIES UNDER OR WITH RESPECT TO THIS CONSENT. LANDLORD SHALL IN NO EVENT BE LIABLE FOR ANY LOSS OF BUSINESS OR ANY INDIRECT OR CONSEQUENTIAL DAMAGES UNDER OR WITH RESPECT TO THIS CONSENT OR THE SUBLETTING OF THE SUBLEASED PREMISES. THE OBLIGATIONS, IF ANY, OF LANDLORD UNDER THIS CONSENT SHALL NOT BE BINDING UPON LANDLORD HEREIN NAMED WITH RESPECT TO ANY PERIOD SUBSEQUENT TO THE TRANSFER OF ITS INTEREST IN THE BUILDING AS OWNER OR LESSEE THEREOF AND IN EVENT OF SUCH TRANSFER SAID OBLIGATIONS SHALL THEREAFTER BE BINDING UPON EACH TRANSFEREE OF THE INTEREST OF LANDLORD HEREIN NAMED AS SUCH OWNER OR LESSEE OF THE BUILDING, BUT ONLY WITH RESPECT TO THE PERIOD ENDING WITH A SUBSEQUENT TRANSFER WITHIN THE MEANING OF THIS SUBPARAGRAPH.

(i)
LANDLORD, SUBLESSOR AND SUBLESSEE HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS CONSENT.

(j)
All of Sublessor’s and Sublessee’s respective obligations and liabilities under and with respect to this Consent shall survive the expiration and/or termination of the Lease and the Sublease, for a period of no less than three (3) years.

(k)
This Consent may be executed in one or more counterparts, each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument. The signature of any party on a copy of this Consent forwarded by facsimile transmission or other electronic transmission (e.g., in Portable Document Format) shall be deemed to be an original signature.

[THE BALANCE OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed as of the effective date hereinabove stated.

LANDLORD:

LIBERTY DENVER WOOD LLC

By: Name:

Title:

SUBLESSOR:

AMARIN PHARMA, INC.

By: Name:

Title:

SUBLESSEE:

ST SHARED SERVICES LLC

By: Name:

Title:

Signature Page to Consent

EXHIBIT A. SUBLEASE

(follows this cover page)

Exhibit A to Consent